EXECUTION COPY

WARRANT ISSUANCE AGREEMENT NO. 2

THIS WARRANT ISSUANCE AGREEMENT NO. 2 (this “Agreement”) is made and entered into on August 20, effective as of August 7, 2008, by and between eMagin Corporation, a Delaware corporation (the “Company”), and Moriah Capital, L.P., a Delaware limited partnership (the “Lender”).

Capitalized terms not otherwise defined herein have the meaning set forth in that certain Loan and Security Agreement by and between Lender, as lender, and the Company, as borrower, dated as of August 7, 2007, as amended through the date hereof (as so amended and as amended form time to time, the “Loan Agreement”).

RECITALS

WHEREAS, the Company has requested that the Lender consent to the amendment of the Loan Agreement in consideration for, among other things, the issuance by the Company to the Lender of the Warrant (as defined herein); and

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Issuance of Warrant; Termination of Loan Conversion Agreement.

1.1
On the date of execution of this Agreement, also known as the Closing Date, the Company is hereby issuing to Lender, and Lender agrees to acquire from the Company, a five-year warrant to acquire 370,000 shares of the Company’s common stock at an exercise price of $1.30 per share, in the form annexed hereto as Exhibit A (the “Warrant”).

2. Closing; Delivery.

2.1
Closing Obligations of Company. On or prior to the date hereof, the Company shall have taken and shall take all actions necessary to issue the Warrant to Lender and to consummate the transactions contemplated hereby, including, without limitation, delivery or causing to be delivered to Lender on the date hereof the following:

(a)	The Warrant, duly executed and delivered by the Company; and

(b)	such other certificates, documents, receipts and instruments as Lender or its legal counsel may reasonably request.

2.2	Closing Obligations of Lender. On or prior to the date hereof, Lender shall have taken and shall take all actions necessary for consummation by Lender of the transactions contemplated hereby.

3.  No Increase in Warrant Exercise Price. For the avoidance of doubt, the parties acknowledge and agree that, notwithstanding anything to the contrary in the warrants issued by the Company to Lender prior to the date hereof, in no event shall the Exercise Price (as defined therein) be increased on account of any adjustment pursuant to Section 5 thereof.

4. Representations and Warranties of the Company.  The Company hereby represents and warrants to Lender as follows:

4.1	Organization, Good Standing and Qualification. Each of the Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each of the Company and its Subsidiaries has the corporate power and authority to own and operate its properties and assets; to execute, deliver and perform or cause to be executed, delivered and performed this Agreement ; and to carry on its business as presently conducted.

4.2	Capitalization; Voting Rights.

(a) The authorized and issued capital stock of the Company as of the date hereof is as disclosed in the Company’s filings that are required by the Securities Act of 1933, as amended (the “Securities Act”) and the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”) (the “SEC Reports”) to be filed with the Securities and Exchange Commission (“SEC”).

(b) Except as disclosed in the SEC Reports, other than: (i) Common Stock reserved for issuance under the Company’s stock option plans and (ii) the Warrant, there are no outstanding options, warrants, rights (including, but not limited to, conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, or other arrangements or agreements of any kind for the purchase or acquisition from the Company or its Subsidiaries, of any of their securities.  Neither the offer, issuance or sale of any of, or the issuance of any of, the Issued Shares, nor the consummation of any transactions contemplated hereby, will result in a change in the price or number of any securities of the Company or its Subsidiaries authorized or issued.

(c) All issued and outstanding securities: (i) have been duly authorized and validly issued and are fully paid and nonassessable and (ii) were issued in compliance with all applicable state and federal laws.

(d) The Warrant Shares have been duly and validly reserved for issuance.  When issued in compliance with the provisions of this Agreement and the Warrant, the Warrant Shares will be validly issued, fully paid and nonassessable, and will be free of any liens, charges, encumbrances, options, rights of first refusal, security interests, claims, mortgages, pledges, charges, easements, covenants, restrictions, (except as contained herein) obligations, or any other encumbrances (including, without limitation, any conditional sale or other title retention agreement or any lease in the nature thereof and any agreement to grant or to permit or suffer to exist any of the foregoing) or third party rights or equitable interests of any nature whatsoever or any Liens all of the above shall be referred to herein as a “Lien”.

4.3 Authorization; Binding Obligations.  All corporate action on the part of the Company necessary for the authorization of the Warrant, and the performance of the same, has been taken.  The Warrant, when executed and delivered, will be the valid and binding obligation of the Company, enforceable against it in accordance with their terms.

4.4 Title to Properties and Assets; Liens, Etc.  Except for Permitted Encumbrances, each of the Company and each of its Subsidiaries has good and marketable title to its properties and assets, and good title to its leasehold estates, in each case not subject to any Liens.

4.5 No Conflicts.  Neither the Company nor any of its Subsidiaries is in violation or default of (a) any term of its formation documents or by-laws or (b) other than with respect to (i) any Event of Default arising out of the Company’s failure to repay the Obligations under the Loan Agreement on August 7, 2008, which default has been waived by Lender, and (ii) any rights to registration of shares of the Company’s common stock,   any provision of any indebtedness for borrowed money, Contract any mortgage, indenture, lease, license, agreement or contract (collectively, “Contracts”) or judgment, order, writ, injunction, or decree (“Orders”).  The execution, delivery and performance of this Agreement will not, with or without the passage of time or giving of notice, result in a default under any such term or provision of indebtedness for borrowed money, Contract or Order, or result in the creation of any Lien upon any of the securities, properties or assets of the Company or any of its Subsidiaries, or the suspension, revocation, impairment, forfeiture or nonrenewal of any licenses, permits, franchises, approvals, consents, waiver, notices, authorizations, qualifications, concessions, or the like.

4.6 Registration Rights and Voting Rights.  Except as disclosed in the Registration Rights Agreement or the SEC Reports, neither the Company nor any of its Subsidiaries is presently under any obligation, and neither the Company nor any of its Subsidiaries has granted any rights, to register any of the Company’s or its Subsidiaries’ securities.  Except as disclosed in any SEC Reports, to the Company’s best knowledge, no stockholder of the Company or any of its Subsidiaries has entered into any agreement with respect to the voting of equity securities of the Company or any of its Subsidiaries.

4.7 Valid Offering.  Assuming the accuracy of the representations and warranties of Lender contained in this Agreement, the offer, sale and issuance of the Warrant and the Warrant Shares will be exempt from the registration requirements of the Securities Act, and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

4.8 SEC Reports.  The Company’s SEC Reports do not  contain any untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading.

5. Representations and Warranties of Lender.  The Lender hereby represents and warrants to the Company that (a) the Lender has the power and authority to execute, deliver and perform this Agreement, (b) all partnership or corporate action on Lender’s part required for the execution, delivery and performance of this Agreement has been taken, (c) upon execution and delivery, this Agreement is the valid and binding obligation of Lender, enforceable in accordance with its terms, (d) Lender is either (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3),(a)(7) or (a)(8) under the Securities Act  or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act and (e) Lender understands that the Warrant and Warrant Shares are restricted securities and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Warrant and Warrant Shares as principal for its own account and not with a view to or for distribution or reselling such Warrant or Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law.

6. Covenants of the Company.  The Company covenants and agrees with Lender as follows:

6.1 Reporting Requirements.  So long as the Warrant has not been exercised or terminated, the Company and its Subsidiaries will timely file with the SEC and state regulatory authorities all reports, documents, information and other material required to be filed or disclosed thereto.

6.2 SEC Reporting.  So long as the Warrant has not been exercised or terminated, the Company shall comply with all reporting requirements under the Securities Exchange Act, including, but not limited to, making available all required current information regarding the Company under Rule 144(c) under the Securities Act, so as to enable Lender to effect resales of the Issued Shares under Rule 144.  The Company shall cooperate with Lender in connection with all resales pursuant to Rule 144 and provide legal opinions necessary to allow such resales, provided the Company and its counsel receive reasonably requested representations from Lender and broker, if any.

6.3 Indemnification.  The Company and its Subsidiaries agree, jointly and severally, to indemnify, hold harmless, reimburse and defend Lender, and Lender’s partners, officers, directors, agents, representatives, affiliates, members, managers, and employees, against any claim, cost, expense, liability, obligation, loss or damage (including, without limitations, reasonable legal fees) of any nature, incurred by or imposed upon them which results, arises out of, or is based upon: (a) any misrepresentation by the Company or any of its Subsidiaries, or breach of any warranty by the Company or any of its Subsidiaries in this Agreement, or in any exhibits or schedules attached hereto, and (b) any breach or default in performance by Company or any of its Subsidiaries of the their obligations hereunder.

7.           Miscellaneous.

7.1           Notices.  All notices, requests and demands to or upon the respective parties hereto shall be given in writing and shall be deemed to have been duly given or made upon receipt by the receiving party.  All notices, requests and demands are to be given or made to the respective parties at the following addresses (or to such other addresses as either party may designate by notice in accordance with the provisions of this paragraph):

If to the Company:

10500 N.E. 8th Street
Suite 1400
Bellevue, Washington 12533
Attention: Mr. Paul Campbell

With a copy to:

Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Attention:  Richard A. Friedman, Esq.

If to Lender:

685 Fifth Avenue
New York, New York 10022
Attention: Greg Zilberstein

With a copy to:

Cohen Tauber Spievack & Wagner P.C.
420 Lexington Avenue, Suite 2400
New York, New York 10170
Attention:  Adam Stein, Esq.

7.2           Amendment.  Any modification or amendment shall be in writing and signed by the parties hereto, and any waiver of, or consent to any departure from, any representation, warranty, covenant or other term or provision shall be in writing and signed by each affected party hereto or thereto, as applicable.

7.3           Construction.  No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party hereto by reason of such party or its counsel having, or being deemed to have, structured or drafted such provision.

7.4           Entire Agreement.  This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all other negotiations, representations, warranties, agreements and understandings, oral or otherwise, between the parties with respect to the matters contained herein.

7.5           Headings.  Section and paragraph headings are for convenience only and shall not be construed as part of this Agreement.

7.6           Severability.  Every provision of this Agreement is intended to be severable.  If, in any jurisdiction, any term or provision hereof is determined to be invalid or unenforceable, (a) the remaining terms and provisions hereof shall be unimpaired, (b) any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such term or provision in any other jurisdiction, and (c) the invalid or unenforceable term or provision shall, for purposes of such jurisdiction, be deemed replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.  If a court of competent jurisdiction determines that any covenant or restriction, by the length of time or any other restriction, or portion thereof, set forth in this Agreement is unreasonable or unenforceable, the court shall reduce or modify such covenants or restrictions to those which it deems reasonable and enforceable under the circumstances and, as so reduced or modified, the parties hereto agree that such covenants and restrictions shall remain in full force and effect as so modified.  In the event a court of competent jurisdiction determines that any provision of this Agreement is invalid or against public policy and cannot be so reduced or modified so as to be made enforceable, the remaining provisions of this Agreement shall not be affected thereby, and shall remain in full force and effect.

7.7           Successors and Assigns.  All covenants, promises and agreements by or on behalf of the parties contained in this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, that nothing in this Agreement, express or implied, shall confer on the Company the right to assign any of its rights or obligations hereunder at any time.

7.8           Survival.  All covenants, agreements, representations and warranties made by the Company herein or in any certificate, report or instrument contemplated hereby shall survive any independent investigation made by Lender and the execution and delivery of this Agreement, and such certificates, reports or instruments and shall continue so long as any Obligations are outstanding and unsatisfied, applicable statutes of limitations to the contrary notwithstanding.

7.9           No Waiver; Rights and Remedies.  A waiver of a breach of any term, covenant or condition of this Agreement shall not operate or be construed as a continuing waiver of such term, covenant or condition, or breach, or of any other term, covenant or condition, or breach by such party.  No failure to exercise and no delay in exercising any right, remedy, or power hereunder shall preclude any other or further exercise of any other right, remedy or power provided herein or by law or in equity.  Lender is entitled to exercise all rights and remedies available to it at law or in equity in connection with this Agreement.  The rights and remedies of Lender hereunder are several and cumulative at Lender’s discretion and may be exercised at Lender’s discretion.

7.10           Governing Law; Jurisdiction.  This Agreement shall be governed by and construed in accordance with the applicable laws pertaining in the State of New York (without giving effect to New York's principles of conflicts of law).  The parties hereby (a) irrevocably submit and consent to the exclusive jurisdiction of the Supreme Court for New York County, State of New York, and the United State District Court for the Southern District of New York with respect to any action or proceeding arising out of this Agreement and (b) waive any objection based on venue or forum non conveniens with respect hereto.  In any such action or proceeding, the Company waives personal service of the summons and complaint or other process and papers therein and agrees that the service thereof may be made by mail directed to the Company at its office set forth herein or other address thereof of which Lender has received notice as provided herein, service to be deemed complete as permitted under the rules of either of said Courts.  Any such action or proceeding commenced by the Company against Lender will be litigated only in the New York Supreme Court for New York County, State of New York, and the United States District Court for the Southern District of New York.

7.11           Counterparts.  This Agreement may be executed in counterparts and by facsimile or electronic signature, each of which when so executed, shall be deemed an original, but all of which shall constitute but one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Warrant Issuance Agreement No. 2 as of the date set forth in the first paragraph hereof.

EMAGIN CORPORATION

By:	/s/ Andrew Sculley
Andrew Sculley
CEO

MORIAH CAPITAL, L.P.

By:	Moriah Capital Management, L.P.,
General Partner
By: Moriah Capital Management, GP, LLC,
General Partner

By:	/s/ Greg Zilberstein
Greg Zilberstein
Managing Partner

EXHIBIT A

FORM OF WARRANT

[ATTACHED]

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